The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein. In addition, the Underwriter is an affiliate of the depositor.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

RBSGC 2005-A - Group 1

9/1/05 Cutoff

TOTAL CURRENT BALANCE:	31,444,115.06
TOTAL ORIGINAL BALANCE:	32,670,585.00
NUMBER OF LOANS:	207

AVG CURRENT BALANCE: AVG ORIGINAL BALANCE:	$151,903.94 $157,828.91	Minimum $21,653.53 $22,500.00	Maximum $1,167,429.50 $1,202,500.00

WAVG GROSS COUPON:	5.90917%	4.50000	8.62500%

WAVG CURRENT FICO SCORE:	702	445	799

WAVG ORIGINAL LTV:	65.10%	16.80	95.00%

WAVG ORIGINAL TERM: WAVG STATED REMAINING TERM: WAVG SEASONING:	178 months 168 months 10 months	120 111 7	180 months 173 months 24 months

TOP STATE CONCENTRATIONS ($):	25.90 % California, 15.65 % Florida, 10.81 % New York
TOP INTEREST ONLY CONCENTRATIONS ($):	100.00 % NOT IO
TOP PREPAY PENALTY CONCENTRATIONS ($):	55.64 % No Prepay Penalty, 44.36 % Has Prepay Penalty
MAXIMUM ZIP CODE CONCENTRATION ($):	3.71% 91006 (Arcadia, CA)

WAVG ORIG PREPAY TERM (EXCL 0):	49 months	0	60 months

FIRST PAY DATE:	Oct 01, 2003	Mar 01, 2005
MATURE DATE:	Dec 01, 2014	Feb 01, 2020

		CURRENT
DELINQUENT	NEXT DUE DATE	PRINCIPAL BAL	PCT($)	# OF LOANS	PCT(#)
Current
	09/01/05	23,457,579.52	74.60	145	70.05
	10/01/05	6,752,987.58	21.48	50	24.15
	11/01/05	238,687.11	0.76	4	1.93
	TOTAL	30,449,254.21	96.84	199	96.14
Delq: 30 Days
	08/01/05	994,860.85	3.16	8	3.86
	TOTAL	994,860.85	3.16	8	3.86

ORIGINATOR:
CENDANT		8,236,128.43	26.19	39	18.84
ELOAN		1,609,942.46	5.12	26	12.56
FNBN		9,760,467.80	31.04	59	28.50
GREENPOINT		7,274,645.76	23.14	54	26.09
UBS		4,562,930.61	14.51	29	14.01
TOTAL		31,444,115.06	100.00	207	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

SERVICER:
CENDANT	8,236,128.43	26.19	39	18.84
CMC	9,760,467.80	31.04	59	28.50
GMAC	5,916,716.26	18.82	53	25.60
GREENPOINT	7,274,645.76	23.14	54	26.09
WELLS	256,156.81	0.81	2	0.97
TOTAL	31,444,115.06	100.00	207	100.00
PRODUCT:
Balloon 15/30	1,031,780.96	3.28	14	6.76
Fixed Rate	30,412,334.10	96.72	193	93.24
TOTAL	31,444,115.06	100.00	207	100.00
CURRENT BALANCE:
21,654 -100,000	6,799,781.71	21.62	105	50.72
100,001 -200,000	8,754,194.29	27.84	59	28.50
200,001 -300,000	4,100,806.82	13.04	17	8.21
300,001 -400,000	5,153,892.27	16.39	15	7.25
400,001 -500,000	1,790,486.12	5.69	4	1.93
500,001 -600,000	1,650,143.45	5.25	3	1.45
600,001 -700,000	1,230,752.95	3.91	2	0.97
700,001 -800,000	796,627.95	2.53	1	0.48
1,100,001 - 1,167,430	1,167,429.50	3.71	1	0.48
TOTAL	31,444,115.06	100.00	207	100.00
ORIGINAL BALANCE:
22,500 -100,000	6,700,538.48	21.31	104	50.24
100,001 -200,000	8,853,437.52	28.16	60	28.99
200,001 -300,000	4,100,806.82	13.04	17	8.21
300,001 -400,000	4,760,718.87	15.14	14	6.76
400,001 -500,000	1,691,251.85	5.38	4	1.93
500,001 -600,000	1,543,147.66	4.91	3	1.45
600,001 -700,000	1,830,156.41	5.82	3	1.45
800,001 -900,000	796,627.95	2.53	1	0.48
1,200,001 - 1,202,500	1,167,429.50	3.71	1	0.48
TOTAL	31,444,115.06	100.00	207	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

MORTGAGE RATE:
4.500 -4.500	358,720.36	1.14	1	0.48
4.751 -5.000	503,630.81	1.60	2	0.97
5.001 -5.250	1,365,412.10	4.34	5	2.42
5.251 -5.500	9,862,909.93	31.37	36	17.39
5.501 -5.750	5,755,757.67	18.30	31	14.98
5.751 -6.000	3,754,168.72	11.94	29	14.01
6.001 -6.250	2,807,577.53	8.93	25	12.08
6.251 -6.500	1,889,168.12	6.01	26	12.56
6.501 -6.750	1,822,795.62	5.80	16	7.73
6.751 -7.000	1,416,676.25	4.51	11	5.31
7.001 -7.250	307,864.54	0.98	3	1.45
7.251 -7.500	820,359.31	2.61	11	5.31
7.501 -7.750	356,136.96	1.13	5	2.42
7.751 -8.000	274,389.56	0.87	3	1.45
8.001 -8.250	23,636.82	0.08	1	0.48
8.251 -8.500	48,983.25	0.16	1	0.48
8.501 -8.625	75,927.51	0.24	1	0.48
TOTAL	31,444,115.06	100.00	207	100.00
CURRENT FICO SCORE:
445 - 450	48,173.79	0.15	1	0.48
451 - 500	95,031.64	0.30	1	0.48
501 - 550	162,323.67	0.52	2	0.97
551 - 600	1,481,346.67	4.71	13	6.28
601 - 650	3,305,032.09	10.51	30	14.49
651 - 700	9,083,731.37	28.89	62	29.95
701 - 750	11,277,867.15	35.87	70	33.82
751 - 799	5,990,608.68	19.05	28	13.53
TOTAL	31,444,115.06	100.00	207	100.00
ORIGINAL LTV:
<= 50.00	7,340,026.13	23.34	43	20.77
50.01 -60.00	2,260,382.72	7.19	19	9.18
60.01 -70.00	8,191,925.16	26.05	53	25.60
70.01 -80.00	11,557,895.36	36.76	71	34.30
80.01 -85.00	480,433.51	1.53	5	2.42
85.01 -90.00	942,738.80	3.00	10	4.83
90.01 -95.00	670,713.38	2.13	6	2.90
TOTAL	31,444,115.06	100.00	207	100.00
DEBT RATIO:
<= 0.00	6,450,733.33	20.51	56	27.05
0.01 -10.00	136,785.08	0.44	2	0.97
10.01 -20.00	4,019,113.46	12.78	30	14.49
20.01 -30.00	5,687,593.47	18.09	27	13.04
30.01 -40.00	11,822,335.59	37.60	65	31.40
40.01 -50.00	3,275,658.54	10.42	26	12.56
50.01 -54.18	51,895.59	0.17	1	0.48
TOTAL	31,444,115.06	100.00	207	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

ORIGINAL TERM:
120	987,198.96	3.14	3	1.45
180	30,456,916.10	96.86	204	98.55
TOTAL	31,444,115.06	100.00	207	100.00
REMAINING TERM:
111 - 120	987,198.96	3.14	3	1.45
145 - 156	298,588.49	0.95	5	2.42
157 - 168	3,229,176.57	10.27	33	15.94
169 - 173	26,929,151.04	85.64	166	80.19
TOTAL	31,444,115.06	100.00	207	100.00
SEASONING:
7 -12	29,220,406.50	92.93	186	89.86
13 -24	2,223,708.56	7.07	21	10.14
TOTAL	31,444,115.06	100.00	207	100.00
ORIG PREPAY TERM:
0	17,496,961.25	55.64	104	50.24
12	907,795.90	2.89	9	4.35
24	262,968.94	0.84	4	1.93
36	4,370,045.78	13.90	25	12.08
60	8,406,343.19	26.73	65	31.40
TOTAL	31,444,115.06	100.00	207	100.00
LIEN POSITION:
First Lien	31,444,115.06	100.00	207	100.00
TOTAL	31,444,115.06	100.00	207	100.00
PREPAY FLAG:
No Prepay Penalty	17,496,961.25	55.64	104	50.24
Has Prepay Penalty	13,947,153.81	44.36	103	49.76
TOTAL	31,444,115.06	100.00	207	100.00
DOCUMENTATION:
Full Documentation	4,577,248.71	14.56	39	18.84
No Documentation	3,553,873.88	11.30	36	17.39
No Income Verification	1,582,306.18	5.03	9	4.35
No Income/Employ Disclosure	92,273.60	0.29	1	0.48
No Income/Employ/Asset Disclo	303,570.28	0.97	3	1.45
No Ratio	828,083.32	2.63	6	2.90
Stated Documentation	17,337,700.75	55.14	94	45.41
Stated Income	2,538,817.60	8.07	16	7.73
Stated Income/Asset	630,240.74	2.00	3	1.45
TOTAL	31,444,115.06	100.00	207	100.00
PURPOSE CODE:
Cash Out Refinance	18,654,900.84	59.33	118	57.00
Purchase	7,132,675.09	22.68	48	23.19
Rate/Term Refinance	5,656,539.13	17.99	41	19.81
TOTAL	31,444,115.06	100.00	207	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

OCCUPANCY:
Investor	5,437,177.43	17.29	64	30.92
Non-owner	1,964,178.11	6.25	14	6.76
Primary	22,092,434.63	70.26	121	58.45
Second Home	1,950,324.89	6.20	8	3.86
TOTAL	31,444,115.06	100.00	207	100.00
PROPERTY TYPE:
2-4 Units	1,382,577.76	4.40	9	4.35
Condominium	1,737,340.81	5.53	16	7.73
Deminimus PUD	690,484.38	2.20	4	1.93
PUD	1,580,760.07	5.03	10	4.83
Single Family	21,015,451.88	66.83	137	66.18
Single Family Detached	1,863,818.69	5.93	15	7.25
Two-to-Four Family	3,173,681.47	10.09	16	7.73
TOTAL	31,444,115.06	100.00	207	100.00
AMORTIZATION:
Balloon	1,031,780.96	3.28	14	6.76
Fully Amortizing	30,412,334.10	96.72	193	93.24
TOTAL	31,444,115.06	100.00	207	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

STATE:
California	8,143,418.33	25.90	32	15.46
Florida	4,919,824.54	15.65	41	19.81
New York	3,397,731.62	10.81	19	9.18
New Jersey	1,876,090.82	5.97	7	3.38
Texas	1,822,751.49	5.80	20	9.66
Pennsylvania	1,425,292.50	4.53	13	6.28
Michigan	1,151,625.92	3.66	4	1.93
Illinois	853,680.32	2.71	6	2.90
Maryland	785,623.79	2.50	5	2.42
Arizona	649,706.39	2.07	3	1.45
Massachusetts	645,537.54	2.05	3	1.45
Washington	633,518.59	2.01	6	2.90
Oklahoma	618,617.27	1.97	8	3.86
Oregon	610,744.00	1.94	3	1.45
Delaware	607,529.42	1.93	1	0.48
Ohio	457,987.68	1.46	6	2.90
North Carolina	390,159.55	1.24	4	1.93
Vermont	319,347.90	1.02	1	0.48
Indiana	296,825.25	0.94	4	1.93
Mississippi	291,971.34	0.93	3	1.45
Virginia	286,932.61	0.91	2	0.97
Alabama	229,322.62	0.73	2	0.97
Georgia	149,318.05	0.47	2	0.97
Minnesota	141,344.59	0.45	1	0.48
Nevada	120,084.84	0.38	1	0.48
Tennessee	96,552.75	0.31	1	0.48
Kentucky	94,951.05	0.30	1	0.48
Maine	89,057.05	0.28	1	0.48
New Mexico	80,338.39	0.26	1	0.48
District of Columbia	54,988.15	0.17	1	0.48
Iowa	51,739.45	0.16	1	0.48
Utah	47,839.13	0.15	1	0.48
Arkansas	43,526.81	0.14	1	0.48
Nebraska	33,558.35	0.11	1	0.48
Louisiana	26,576.96	0.08	1	0.48
TOTAL	31,444,115.06	100.00	207	100.00
	CURRENT
ORIG LTV RANGE PMI	PRINCIPAL BAL	PCT($)	# OF LOANS	PCT(#)
16.80 -80.00
MGIC	89,662.12	0.29	1	0.48
No MI	29,260,567.25	93.06	185	89.37
TOTAL	29,350,229.37	93.34	186	89.86
> 80.00
MGIC	118,796.86	0.38	1	0.48
No MI	246,834.08	0.78	2	0.97
PMI	418,618.72	1.33	4	1.93
Radian	848,445.46	2.70	10	4.83
United Guaranty	461,190.57	1.47	4	1.93
TOTAL	2,093,885.69	6.66	21	10.14

For internal use only. All Amounts subject to change.